                                    COLONIAL
                              U.S. GOVERNMENT FUND

                                    [PHOTO]

                                 ANNUAL REPORT
                                AUGUST 31, 1996

NOT FDIC-INSURED

MAY LOSE VALUE
NO BANK GUARANTEE

                    COLONIAL U.S. GOVERNMENT FUND HIGHLIGHTS
                       SEPTEMBER 1, 1995 - AUGUST 31, 1996

INVESTMENT OBJECTIVE: Colonial U.S. Government Fund seeks as high a level of current income and total return as is consistent with prudent risk, by investing exclusively in U.S. government securities.

THE FUND IS DESIGNED TO OFFER:

 -    Attractive monthly income and total return
 -    High quality portfolio
 -    Diversification

PORTFOLIO MANAGER COMMENTARY: "While economic and market conditions for fixed income investing were mixed during this 12 month period, your Fund benefited from being actively managed throughout the shifting environment to help reduce risk and improve performance." -- Leslie Finnemore

                    COLONIAL U.S. GOVERNMENT FUND PERFORMANCE

                                           CLASS A       CLASS B
Inception dates                            10/13/87      6/8/92
Distributions declared per share           $0.409        $0.360
SEC yields on 8/31/96*                       5.97%         5.50%
Total returns, assuming
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
12 months                                    3.51%         2.74%
Net asset value per share at 8/31/96       $ 6.37        $ 6.37


* The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.


SECTOR BREAKDOWN **
FNMAs ......................  45.62%
GNMAs ......................  30.18%
Treasury Securities ........  18.16%
FHLMCs .....................   3.74%
Other Agency Securities ....   2.30%


AVERAGE LIFE BREAKDOWN **

0 - 1 year ........  0.36%
1 - 5 years ....... 37.62%
5 - 10 years ...... 59.98%
Over 10 years .....  2.04%

** Sector and average life breakdowns are based on total senior securities. Because the Fund is actively managed, sector and average life breakdowns will change.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                                         [PHOTO]

I am pleased to present your Fund's annual report for the period ended August 31, 1996. This report gives us the opportunity to share our analysis of the investment environment over the past 12 months.

In the bond market, after the Federal Reserve Board lowered short-term interest rates in December and January, significantly stronger economic indicators mid-way through the period stirred inflation fears and propelled long-term interest rates upward. Bond market volatility will continue, based upon receipt of conflicting economic reports and changing expectations of Federal Reserve Board activity.

While market conditions put pressure on municipal bond prices, there was some good news for the tax-exempt sector. Some of the significant reasons that municipal bonds outperformed Treasury bonds were technical factors, such as low supply and strong retail market support. Other reasons include fundamental factors, such as the easing of fears generated by tax-reform proposals, particularly those promoting a flat tax.

In the stock market, generally favorable conditions prevailed throughout most of the period, with both large and small company stocks posting strong performance until July, when a price-based correction took place. While stock indices generally posted negative total returns for July, the equity markets rebounded in August.

Our expectations for the remainder of 1996 include a moderating economy. We believe that the economy will continue to grow, although at a slower pace than was indicated earlier this year. The lack of any appreciable wage and price pressure should put the bond market's fears of inflation to rest. Therefore, we are optimistic that market psychology will shift and volatility will decline by year-end.

As always, we thank you for the opportunity to help you meet your investment goals through Colonial Mutual Funds.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
October 11, 1996

                            PORTFOLIO MANAGER REPORT

LESLIE FINNEMORE is lead portfolio manager of Colonial U.S. Government Fund and is a vice president of Colonial Management Associates, Inc.

Q: HOW DID THE U.S. GOVERNMENT MARKET PERFORM DURING THE PAST TWELVE MONTHS?

A: The market environment shifted midway through the period. The first half of the period had slower economic growth, low inflation and declining interest rates, all of which contributed to price increases in the fixed income markets. The second half of the period had increasing interest rates, based on changing expectations regarding the economy's strength as a result of strong employment growth, retail sales, housing activity and auto sales. Market psychology moved from expectations of Federal Reserve Board easing or lowering short-term interest rates, to expectations of the Fed tightening or raising short-term interest rates, all of which contributed to higher volatility and price declines for fixed income securities.

Q: WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PERIOD?

A: The most important element of our active strategy is managing the mortgage-backed sector of the portfolio, as these securities exhibit shifting risk characteristics when interest rates fluctuate. At the end of 1995, we increased our holdings of mortgages to over 90% of the Fund's assets to take advantage of the market's expectations of risk in the mortgage market. Expectations of slower economic growth, Fed easing and lower interest rates led to attractive compensation for refinancing risks that never materialized. We have since brought the Fund's exposure to mortgages back to 75%. The Fund's duration, which measures its sensitivity to changes in interest rates, remained relatively stable at about four years for most of the period, which we view as market neutral. Shareholders were rewarded by the Fund's investment in short and intermediate-term securities, mortgage-backed investments and our active management style that maintained a reduced risk profile in a shifting environment.

Q: HOW DID THE FUND'S PERFORMANCE COMPARE TO THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX?

A: The Fund underperformed the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged index that tracks the performance of government bonds with maturities of ten years or less. The total return for the Fund's Class A shares, based on net asset value, was 3.51% while the return on the Index was 4.46%. This underperformance may be attributable to the Fund having a longer duration than the Index. However, the Fund did outperform the total return of 3.02% posted by the average Intermediate U.S. Government Fund tracked by Lipper Analytical Services, Inc. The Fund was ranked 38 out of 121 of the funds in its investment category.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1996?

A: We believe that the economy is still sending enough mixed messages regarding its direction to keep uncertainty, and therefore volatility, relatively high. While we continue to expect short-term price fluctuation, we anticipate that economic fundamentals such as low inflation and moderate growth could prevail, resulting in a natural, mid-cycle correction that may not require Fed intervention. We will continue to actively manage the Fund by keeping the duration neutral to slightly positive and by emphasizing opportunities in mortgage-backed securities. Beginning January 1, 1997, the Fund will no longer be an eligible investment for Federal Credit Unions or National Banks.


           COLONIAL U.S. GOVERNMENT FUND'S INVESTMENT PERFORMANCE VS.
             THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX

                  Change in Value of $10,000 from 10/87 - 8/96
               Based on Net Asset Value (NAV) and Maximum Offering
                         Price (MOP) for Class A Shares

        Label           A               B               C
---------------------------------------------------------------------
Label
---------------------------------------------------------------------
  1                     CUSGF-A
---------------------------------------------------------------------
  2                     LEHMAN          NAV             MOP
---------------------------------------------------------------------
  3                             10000           10000            9525
---------------------------------------------------------------------
  4                             10060           10198            9714
---------------------------------------------------------------------
  5                             10158           10300            9810
---------------------------------------------------------------------
  6                             10410           10586           10083
---------------------------------------------------------------------
  7                             10521           10718           10209
---------------------------------------------------------------------
  8                             10476           10665           10158
---------------------------------------------------------------------
  9                             10458           10681           10174
---------------------------------------------------------------------
 10                             10408           10653           10147
---------------------------------------------------------------------
 11                             10578           10860           10344
---------------------------------------------------------------------
 12                             10546           10827           10312
---------------------------------------------------------------------
 13                             10560           10837           10322
---------------------------------------------------------------------
 14                             10743           10984           10462
---------------------------------------------------------------------
 15                             10891           11147           10618
---------------------------------------------------------------------
 16                             10797           11082           10556
---------------------------------------------------------------------
 17                             10808           11033           10508
---------------------------------------------------------------------
 18                             10915           11138           10608
---------------------------------------------------------------------
 19                             10869           11102           10575
---------------------------------------------------------------------
 20                             10920           11113           10586
---------------------------------------------------------------------
 21                             11140           11332           10794
---------------------------------------------------------------------
 22                             11355           11536           10988
---------------------------------------------------------------------
 23                             11645           11763           11204
---------------------------------------------------------------------
 24                             11881           11893           11328
---------------------------------------------------------------------
 25                             11721           11827           11265
---------------------------------------------------------------------
 26                             11777           11860           11297
---------------------------------------------------------------------
 27                             12024           12028           11456
---------------------------------------------------------------------
 28                             12143           12129           11553
---------------------------------------------------------------------
 29                             12178           12197           11617
---------------------------------------------------------------------
 30                             12103           12146           11569
---------------------------------------------------------------------
 31                             12147           12215           11635
---------------------------------------------------------------------
 32                             12162           12250           11668
---------------------------------------------------------------------
 33                             12121           12267           11685
---------------------------------------------------------------------
 34                             12381           12498           11904
---------------------------------------------------------------------
 35                             12543           12623           12024
---------------------------------------------------------------------
 36                             12719           12822           12213
---------------------------------------------------------------------
 37                             12673           12768           12161
---------------------------------------------------------------------
 38                             12787           12841           12231
---------------------------------------------------------------------
 39                             12965           12989           12372
---------------------------------------------------------------------
 40                             13160           13213           12585
---------------------------------------------------------------------
 41                             13342           13378           12742
---------------------------------------------------------------------
 42                             13479           13506           12864
---------------------------------------------------------------------
 43                             13561           13578           12933
---------------------------------------------------------------------
 44                             13636           13670           13021
---------------------------------------------------------------------
 45                             13777           13782           13127
---------------------------------------------------------------------
 46                             13855           13876           13217
---------------------------------------------------------------------
 47                             13866           13931           13269
---------------------------------------------------------------------
 48                             14016           14085           13416
---------------------------------------------------------------------
 49                             14282           14241           13565
---------------------------------------------------------------------
 50                             14525           14419           13734
---------------------------------------------------------------------
 51                             14691           14516           13827
---------------------------------------------------------------------
 52                             14864           14635           13939
---------------------------------------------------------------------
 53                             15225           14862           14157
---------------------------------------------------------------------
 54                             15078           14799           14096
---------------------------------------------------------------------
 55                             15125           14861           14155
---------------------------------------------------------------------
 56                             15065           14839           14134
---------------------------------------------------------------------
 57                             15200           14923           14214
---------------------------------------------------------------------
 58                             15427           15095           14378
---------------------------------------------------------------------
 59                             15649           15218           14495
---------------------------------------------------------------------
 60                             15949           15277           14552
---------------------------------------------------------------------
 61                             16112           15447           14713
---------------------------------------------------------------------
 62                             16334           15551           14812
---------------------------------------------------------------------
 63                             16138           15500           14764
---------------------------------------------------------------------
 64                             16070           15494           14758
---------------------------------------------------------------------
 65                             16280           15612           14870
---------------------------------------------------------------------
 66                             16582           15753           15005
---------------------------------------------------------------------
 67                             16827           15873           15119
---------------------------------------------------------------------
 68                             16889           15924           15167
---------------------------------------------------------------------
 69                             17021           16021           15260
---------------------------------------------------------------------
 70                             16974           16050           15288
---------------------------------------------------------------------
 71                             17220           16235           15464
---------------------------------------------------------------------
 72                             17255           16280           15507
---------------------------------------------------------------------
 73                             17512           16396           15618
---------------------------------------------------------------------
 74                             17583           16442           15661
---------------------------------------------------------------------
 75                             17624           16464           15682
---------------------------------------------------------------------
 76                             17537           16389           15611
---------------------------------------------------------------------
 77                             17610           16496           15712
---------------------------------------------------------------------
 78                             17784           16652           15861
---------------------------------------------------------------------
 79                             17540           16491           15708
---------------------------------------------------------------------
 80                             17284           16182           15413
---------------------------------------------------------------------
 81                             17172           16068           15305
---------------------------------------------------------------------
 82                             17184           16078           15314
---------------------------------------------------------------------
 83                             17188           16063           15300
---------------------------------------------------------------------
 84                             17413           16274           15501
---------------------------------------------------------------------
 85                             17464           16310           15535
---------------------------------------------------------------------
 86                             17320           16219           15448
---------------------------------------------------------------------
 87                             17323           16229           15458
---------------------------------------------------------------------
 88                             17246           16163           15395
---------------------------------------------------------------------
 89                             17302           16202           15433
---------------------------------------------------------------------
 90                             17584           16476           15694
---------------------------------------------------------------------
 91                             17923           16752           15956
---------------------------------------------------------------------
 92                             18022           16845           16045
---------------------------------------------------------------------
 93                             18231           17044           16235
---------------------------------------------------------------------
 94                             18745           17510           16678
---------------------------------------------------------------------
 95                             18864           17600           16764
---------------------------------------------------------------------
 96                             18873           17611           16775
---------------------------------------------------------------------
 97                             19029           17757           16913
---------------------------------------------------------------------
 98                             19156           17930           17079
---------------------------------------------------------------------
 99                             19366           18132           17271
---------------------------------------------------------------------
100                             19602           18390           17516
---------------------------------------------------------------------
101                             19796           18622           17737
---------------------------------------------------------------------
102                             19963           18772           17880
---------------------------------------------------------------------
103                             19752           18449           17572
---------------------------------------------------------------------
104                             19662           18320           17450
---------------------------------------------------------------------
105                             19604           18220           17355
---------------------------------------------------------------------
106                             19594           18147           17285
---------------------------------------------------------------------
107                             19793           18358           17486
---------------------------------------------------------------------
108                             19855           18397           17523
---------------------------------------------------------------------

- $19,877
  LEHMAN


- $18,380
  NAV


- $17,507
  MOP

10/87
8/96


A $10,000 investment in Class B shares made on June 8, 1992, (inception) at NAV would have been valued at $11,801 on August 31, 1996. The same investment after deducting the applicable CDSC would have grown to $11,618 on August 31, 1996.

                          AVERAGE ANNUAL TOTAL RETURNS
               as of September 30, 1996 (most recent quarter end)
--------------------------------------------------------------------------------
                       CLASS A SHARES            CLASS B SHARES
                     Inception 10/13/87        Inception 6/8/92
                      NAV          MOP         NAV         w/CDSC
--------------------------------------------------------------------------------
1 YEAR                4.18%     (0.76)%        3.41%     (1.48)%
--------------------------------------------------------------------------------
5 YEARS               5.32%       4.30%        --          --
--------------------------------------------------------------------------------
SINCE INCEPTION       7.38%       6.80%        4.29%       3.91%
--------------------------------------------------------------------------------

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. The performance of the Index does not reflect fees or expenses associated with an actual investment. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. MOP returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         AUGUST 31, 1996 (IN THOUSANDS)

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 99.8%                                         PAR                     VALUE
--------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 81.7%
                               MATURITIES
     COUPON                     FROM/TO
 ----------------           ----------------
 Federal Home Loan Mortgage Corp.:
           7.500%                     2016                $ 1,142                  $ 1,142
           8.000%                2003-2016                 17,799                   18,042
           8.500%                2007-2017                  4,456                    4,592
           8.750%                2005-2013                  1,778                    1,837
           9.000%                2001-2022                  7,433                    7,736
           9.250%                2008-2016                  6,252                    6,522
           9.500%                2005-2016                  2,368                    2,536
           9.750%                     2016                    129                      137
          10.000%                     2019                  2,951                    3,202
          10.250%                2009-2016                  1,824                    1,972
          10.500%                2009-2021                  3,183                    3,471
          11.250%                2005-2016                  4,000                    4,431
          12.000%                     2014                      1                        1
                                                                                   -------
                                                                                    55,621
                                                                                   -------

 Federal National Mortgage Association,
           6.240%                     2000                 25,000                   24,500
                                                                                   -------

 Federal National Mortgage Association:
           6.000%                2008-2026           (a)  118,483                  109,713
           6.500%                2007-2026           (a)  377,859                  359,971
           7.000%                2007-2025           (a)  103,544                  100,753
           7.500%                2006-2009                  3,273                    3,276
           8.000%                2008-2009                  3,255                    3,314
           8.250%                     2008                  1,064                    1,064
           8.500%                2003-2021                  9,478                    9,746
           9.000%                2002-2022                 27,695                   28,790
           9.500%                2009-2021                  2,776                    2,963
          10.000%                2001-2006                 12,601                   13,290
          10.500%                2010-2016                  5,327                    5,817
          11.000%                2015-2020                 14,312                   16,023
                                                                                   -------
                                                                                   654,720
                                                                                   -------

 Government National Mortgage Association:
           6.500%                2023-2026           (a)   26,151                   24,259
           7.000%                2022-2024                 26,201                   25,005
           7.500%                2007-2009                 16,174                   16,235
           8.000%                2004-2025                 12,450                   12,393
           8.500%                2017-2026                  7,969                    8,069

                      Investment Portfolio/August 31, 1996
-------------------------------------------------------------------------------
                           MATURITIES
           COUPON           FROM/TO
        -------------    ------------
           8.750%          2021-2022             $ 3,802      $   4,004
           8.850%          2018-2020               5,643          5,761
           9.000%          2008-2025              33,757         35,156
           9.250%          2016-2022              13,692         14,475
           9.500%          2004-2025             160,970        173,274
          10.000%          1998-2024               5,860          6,177
          10.250%               2018                 315            346
          10.500%          2016-2020              13,860         15,359
          10.625%               2010                  96            107
          10.750%               2024               2,426          2,478
          11.000%          2009-2021              16,914         19,016
          11.250%               2015                 164            185
          11.500%          2010-2021              24,039         27,344
          11.750%          2013-2015                 387            448
          12.000%          2011-2019              24,048         27,844
          12.250%          2013-2015               1,051          1,224
          12.500%          2013-2015              15,971         18,632
          12.750%          2010-2014                 153            180
          13.000%          2010-2015               5,389          6,367
          13.500%          2010-2015               3,891          4,649
          14.000%          2012-2014                 165            199
          14.500%               2012                  60             73
          15.000%          2011-2012                 126            155
                                                              ---------
                                                                449,414
                                                              ---------

 U.S. Small Business Administration:
           7.600%           01/01/12               4,235          4,187
           8.200%           10/01/11               4,013          4,083
           8.250%           11/01/11               8,045          8,191
           8.650%           11/01/14               5,710          5,896
           8.850%           08/01/11               1,603          1,669
           9.150%           07/01/11               3,694          3,883
           9.450%           08/01/10               1,414          1,490
           9.500%           04/01/10               2,695          2,862
           9.650%           05/01/10               1,904          2,049
                                                              ---------
                                                                 34,310
                                                              ---------

TOTAL GOVERNMENT AGENCIES (cost of $1,158,948)                1,218,565
                                                              ---------

GOVERNMENT OBLIGATIONS (b)  - 18.1%
 U.S. Treasury bonds,
           6.750%           08/15/26              13,000         12,411
                                                              ---------

                      Investment Portfolio/August 31, 1996
--------------------------------------------------------------------------
 U.S. GOVERNMENT & AGENCY
 OBLIGATIONS - CONT.                               PAR          VALUE
--------------------------------------------------------------------------
 U.S. Treasury notes:
           6.500%           05/31/01             $29,000   $     28,737
           6.500%           08/15/05              14,846         14,412
           6.625%           06/30/01              36,600         36,440
           6.875%           05/15/06             158,082        157,243
           7.000%           07/15/06              21,000         21,082
                                                           ------------
                                                                257,914
                                                           ------------

TOTAL GOVERNMENT OBLIGATIONS (cost of $334,195)                 270,325
                                                           ------------

 TOTAL INVESTMENTS (cost of $1,493,143)                       1,488,890
                                                           ------------

 SHORT-TERM OBLIGATIONS  - 9.4%
 -------------------------------------------------------------------------
 Repurchase agreement with Bankers
 Trust Securities Corp. dated 8/30/96,
 due 9/03/96 at 5.240%, collateralized
 by U.S. Treasury notes with various
 maturities to 2017, market value $146,750.
 (repurchase proceeds $140,670)                  140,588        140,588
                                                           ------------

 OTHER ASSETS & LIABILITIES, NET - (9.2%)                      (136,964)
 -------------------------------------------------------------------------

 NET ASSETS - 100.0%                                       $  1,492,514
                                                           ============

 NOTES TO INVESTMENT PORTFOLIO:
 -------------------------------------------------------------------------

(a) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(b) These securities, with a total market value of $270,325 and are being used to collateralize the delayed delivery purchases indicated in note
         (a) above.

(c)      Cost for federal income tax purposes is $1,493,954.


 See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 1996


(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $1,493,143)                        $ 1,488,890
Short-term obligations                                            140,588
                                                              -----------
                                                                1,629,478
Receivable for:
  Investments sold                           $  176,029
  Interest                                       12,838
  Fund shares sold                                  242
Other                                               337           189,446
                                             ----------       -----------
    Total Assets                                                1,818,924

LIABILITIES
Payable for:
  Investments purchased                         315,400
  Distributions                                   7,691
  Fund shares repurchased                         3,237
Accrued:
  Transfer Agent Out of Pocket fees                  32
  Deferred Trustees fees                             10
  Other                                              40
                                             ----------
    Total Liabilities                                             326,410
                                                              -----------

NET ASSETS                                                    $ 1,492,514
                                                              ===========

Net asset value & redemption price
per share - Class A ($920,999/144,507)                        $      6.37
                                                              ===========

Maximum offering price per share -
Class A ($6.37/0.9525)                                        $      6.69 (a)
                                                              ===========

Net asset value & offering price
per share - Class B ($571,515/89,671)                         $      6.37 (b)
                                                              ===========

COMPOSITION OF NET ASSETS
Capital paid in                                               $ 1,633,556
Overdistributed net investment income                              (5,068)
Accumulated net realized loss                                    (131,721)
Net unrealized depreciation                                        (4,253)
                                                              -----------
                                                              $ 1,492,514
                                                              ===========

(a) On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1996

(in thousands)
INVESTMENT INCOME                                                           $ 124,751
Interest                                                                        3,988
                                                                            ---------
Dollar roll fee income                                                        128,739


EXPENSES
Management fee                                              $  9,755
Distribution fee - Class B                                     4,856
Service fee                                                    4,245
Transfer agent                                                 3,657
Bookkeeping fee                                                  536
Custodian fee                                                    210
Registration fee                                                 107
Trustees fee                                                      93
Audit fee                                                         75
Reports to shareholders                                           28
Legal fee                                                         19
Other                                                            123           23,704
                                                            --------        ---------
       Net Investment Income                                                  105,035
                                                                            ---------



NET REALIZED & UNREALIZED LOSS ON PORTFOLIO POSITIONS
Net realized loss                                            (23,368)
Net unrealized depreciation during
  the period                                                 (23,219)
                                                            --------
         Net Loss                                                             (46,587)
                                                                            ---------

Net Increase in Net Assets From Operations                                  $  58,448
                                                                            =========



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                             Year ended August 31
                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                       1996                1995
Operations:
Net investment income                               $   105,035        $   119,465
Net realized loss                                       (23,368)           (55,099)
Net unrealized appreciation (depreciation)              (23,219)            74,212
                                                    -----------        -----------
    Net Increase from Operations                         58,448            138,578
Distributions:
From net investment income - Class A                    (63,093)           (59,237)
In excess of net investment income - Class A             (2,852)              --
From net investment income - Class B                    (34,034)           (43,146)
In excess of net investment income - Class B             (1,539)              --
                                                    -----------        -----------
                                                        (43,070)            36,195
                                                    -----------        -----------
Fund Share Transactions:
Receipts for shares sold - Class A                      112,816             23,802
Receipts for shares issued in the merger
   with Liberty Financial U.S. Government
   Securities Fund                                         --              657,855
Value of distributions reinvested - Class A              39,474             32,004
Cost of shares repurchased - Class A                   (368,789)          (331,156)
                                                    -----------        -----------
                                                       (216,499)           382,505
                                                    -----------        -----------
Receipts for shares sold - Class B                       28,322             24,592
Value of distributions reinvested - Class B              19,710             23,538
Cost of shares repurchased - Class B                   (161,195)          (195,780)
                                                    -----------        -----------
                                                       (113,163)          (147,650)
                                                    -----------        -----------
  Net Increase (Decrease) from
     Fund Share Transactions                           (329,662)           234,855
                                                    -----------        -----------
        Total Increase (Decrease)                      (372,732)           271,050

NET ASSETS
Beginning of period                                   1,865,246          1,594,196
                                                    -----------        -----------
End of period (net of overdistributed
  net investment income of $5,068 and
  $658, respectively)                               $ 1,492,514        $ 1,865,246
                                                    ===========        ===========

NUMBER OF FUND SHARES
Sold - Class A                                           17,280              3,736
Issued in the merger with Liberty Financial
  U.S. Government Securities Fund                          --              102,622
Issued for distributions reinvested - Class A             6,011              4,983
Repurchased - Class A                                   (56,357)           (51,715)
                                                    -----------        -----------
                                                        (33,066)            59,626
                                                    -----------        -----------
Sold - Class B                                            4,313              3,844
Issued for distributions reinvested - Class B             3,001              3,685
Repurchased - Class B                                   (24,628)           (30,739)
                                                    -----------        -----------
                                                        (17,314)           (23,210)
                                                    -----------        -----------

See notes to financial statements.

                             STATEMENT OF CASH FLOWS

(in thousands)                                                                  Year ended August 31
                                                                          -------------------------------
NET CHANGE IN CASH
Cash flows from operating activities:
Interest received                                                          $   121,608
Dollar roll fee income received                                                  4,529
Operating expenses paid                                                        (24,073)
                                                                           -----------
    Net cash provided by operating activities                                                 $ 102,064

Cash flows from investing activities:
Purchases of securities and short-term obligations                          (4,999,189)

Proceeds from sales of securities and short-term
  obligations                                                                5,329,718
                                                                           -----------
    Net cash provided by investing activities                                                   330,529
                                                                                              ---------
NET CASH PROVIDED BY OPERATING AND
  INVESTING ACTIVITIES                                                                          432,593

Cash flows from financing activities:
Proceeds from shares sold                                                      141,323
Cost of shares repurchased                                                    (529,904)
Cash dividends paid                                                            (44,012)
                                                                           -----------
    Net cash used by financing activities                                                      (432,593)
                                                                                              ---------

Net change in cash                                                                            $       0
Cash - beginning of period                                                                            0
                                                                                              ---------
Cash - end of period                                                                          $       0
                                                                                              =========

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH PROVIDED BY
OPERATING AND INVESTING ACTIVITIES:

Net increase in net
  assets resulting from operations                                                            $  58,448
Decrease in investments                                                    $   802,989
Increase in interest and fees receivable                                        (1,566)
Increase in receivable
  from investments securities sold                                            (126,206)
Decrease in payable for
  investment securities purchased                                             (300,703)
Decrease in other assets                                                            17
Decrease in accrued expenses and liabilities                                      (386)
                                                                           -----------
    Total                                                                                       374,145
                                                                                              ---------

Net cash provided by operating
  and investing activities                                                                    $ 432,593
                                                                                              =========

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1996

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial U.S. Government Fund (the Fund), a series of
Colonial Trust II, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the

                  Notes to Financial Statements/August 31, 1996
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES -  CONT.
--------------------------------------------------------------------------------
repurchase price of those securities. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to dollar roll transactions and securities traded on other than normal settlement terms.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in other assets in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments as of August 31, 1996.

INTEREST INCOME, FEE INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are

                       Notes to Financial Statements/August 31, 1996
--------------------------------------------------------------------------------

primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

          Average Net Assets           Annual Fee Rate
          ------------------           ---------------
          First $1 billion........          0.60%
          Next $500 million.......          0.55%
          Over $1.5 billion.......          0.50%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

          Average Net Assets           Annual Fee Rate
          -------------------          ---------------
          First $50 million.......        No charge
          Next $950 million.......          0.035%
          Next $1 billion.........          0.025%
          Next $1 billion.........          0.015%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended August 31, 1996,

          Notes to Financial Statements/August 31, 1996
--------------------------------------------------------------------------------

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------

the Fund has been advised that the Distributor retained net underwriting discounts of $45,903 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,452,811 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: For the year ended August 31, 1996, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were $1,748,144,803 and $2,212,383,882, respectively.

Unrealized appreciation (depreciation) at August 31, 1996, based on cost of investments for federal income tax purposes was:

          Gross unrealized appreciation        $ 15,818,633
          Gross unrealized depreciation         (20,882,538)
                                               ------------
              Net unrealized depreciation      $ (5,063,905)
                                               ============

Information regarding dollar roll transactions that are other than normal settlement are as follows:

    Maximum amount outstanding during the period     $406,163,125
    Average amount outstanding during the period     $206,935,073
    Amount outstanding at August 31, 1996            $ 16,723,125

The average amount outstanding during the period was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the period ended August 31, 1996.

          Notes to Financial Statements/August 31, 1996
--------------------------------------------------------------------------------

CAPITAL LOSS CARRYFORWARDS: At August 31, 1996, capital loss carry-forwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of                       Capital loss
              expiration                     carryforward
          -------------------               -------------
          1997...............               $   2,528,000
          1998...............                     706,000
          1999...............                   2,970,000
          2000...............                   5,878,000
          2001...............                  29,729,000
          2002...............                   7,249,000
          2003...............                  67,291,000
          2004...............                  32,546,000
                                            -------------
                                            $ 148,897,000
                                            =============

Of the loss carryforwards expiring in 1997, 1998, 1999, 2000, 2001, and 2002, $25,000, $130,000, and $1,184,000, none, none, and none, respectively, were acquired in the merger with VIP Federal Securities Fund and $2,439,000, none, $938,000, $5,252,000, $25,355,000 and $4,423,000, respectively, were acquired in the merger with Liberty Financial U.S. Government Securities Fund. Their availability may be limited in a given year.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

NOTE 4. MERGER INFORMATION
--------------------------------------------------------------------------------

On March 24, 1995, Liberty Financial U.S. Government Securities Fund (LFUSGSF) was merged into the Fund by a non-taxable exchange of 102,621,829 shares of the Fund (valued at $657,854,682) for the 74,665,826 of LFUSGSF shares then outstanding. The assets of LFUSGSF acquired included unrealized depreciation of $10,937,427. The aggregate net assets of the Fund and LFUSGSF immediately after the merger were $2,014,746,627.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                      Year ended August 31
                                                   -----------------------------------------------------
                                                            1996                           1995
                                                   Class A        Class B          Class A       Class B
                                                   -------        -------          -------       -------
Net asset value -
   Beginning of period                             $ 6.550        $ 6.550          $ 6.420       $ 6.420
                                                   -------        -------          -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.390          0.341            0.447         0.399
Net realized and
unrealized gain (loss)                              (0.161)        (0.161)           0.100         0.100
                                                   -------        -------          -------       -------
   Total from Investment
      Operations                                     0.229          0.180            0.547         0.499
                                                   -------        -------          -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.391)        (0.344)          (0.417)       (0.369)
In excess of
net investment income                               (0.018)        (0.016)              --            --
From capital paid in                                    --             --               --            --
                                                   -------        -------          -------       -------
Total Distributions
   Declared to Shareholders                         (0.409)        (0.360)          (0.417)       (0.369)
                                                   -------        -------          -------       -------
Net asset value -
   End of period                                   $ 6.370        $ 6.370          $ 6.550       $ 6.550
                                                   =======        =======          =======       =======
Total return(c)                                       3.51 %         2.74 %           8.88 %        8.07 %
                                                   =======        =======          =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.11 %(e)      1.86 %(e)        1.11 %        1.86 %
Net investment income                                 6.45 %(e)      5.70 %(e)        7.51 %        6.76 %
Portfolio turnover                                     123 %          123 %            140 %         140 %
Net assets at end
of period (in millions)                            $   921        $   572          $ 1,164       $   701

(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.

(b) Because of differences between book and tax basis accounting, approximately $0.056 and $0.014, respectively, were a return of capital for federal income tax purposes.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(f)   Annualized.


                                                                                 Year ended August  31
                                                 ----------------------------------------------------------------------------------
                                                         1994                          1993                     1992
                                                  Class A    Class B         Class A       Class B     Class A        Class B  (a)
                                                 -------     -------         -------      --------     -------        -------
Net asset value -
   Beginning of period                           $ 6.880     $ 6.880         $ 6.980      $  6.980     $ 7.020        $ 6.950
                                                 -------     -------         -------      --------     -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.415       0.365           0.541         0.490       0.614          0.122
Net realized and
unrealized gain (loss)                            (0.452)     (0.452)         (0.130)       (0.130)     (0.043)         0.029
                                                 -------     -------         -------      --------     -------        -------
   Total from Investment
      Operations                                  (0.037)     (0.087)          0.411         0.360       0.571          0.151
                                                 -------     -------         -------      --------     -------        -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.400)     (0.352)         (0.511)       (0.460)     (0.611)        (0.121)
In excess of
net investment income
From capital paid in                              (0.023)     (0.021)             --            --          --             --
                                                 -------     -------         -------      --------     -------        -------
Total Distributions
   Declared to Shareholders                       (0.423)     (0.373)         (0.511)       (0.460)     (0.611) (b)    (0.121) (b)
                                                 -------     -------         -------      --------     -------        -------
Net asset value -
   End of period                                 $ 6.420     $ 6.420         $  6.880     $  6.880     $ 6.980        $ 6.980
                                                 =======     =======         ========     ========     =======        =======
Total return(c)                                  (0.53)%     (1.28)%           6.15 %       5.36 %      8.46 %         2.19 %(d)
                                                 =======     =======         ========     ========     =======        =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.11 %      1.86 %           1.10 %       1.85 %      1.09 %         1.84 %(f)
Net investment income                               8.14 %      7.39 %           7.85 %       7.10 %      8.55 %         7.80 %(f)
Portfolio turnover                                   291 %       291 %            162 %        162 %       132 %          132 %
Net assets at end
of period (in millions)                          $   758     $   836         $  1,202     $    978     $ 1,102        $   343


--------------------------------------------------------------------------------

State Tax Information for the Year Ended August 31, 1996 (unaudited) An average of 22% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 24% of the Fund's distributions (19% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

          TO THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
                          COLONIAL U.S. GOVERNMENT FUND


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Government Fund (a series of Colonial Trust II) at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures when confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
October 11, 1996

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE
COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information..... press /1/

For account information....................................... press /2/

To speak to a Colonial representative......................... press /3/

For yield and total return information........................ press /4/

For duplicate statements or new supply of checks.............. press /5/

To order duplicate tax forms and year-end statements.......... press /6/
(February through May)

To review your options at any time during your call........... press /*/

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL
COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial U.S. Government Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial U.S. Government Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial U.S. Government Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective, and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds for Planned Portfolios


                                    TRUSTEES

ROBERT J. BIRNBAUM

Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.

Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation


              COLONIAL INVESTMENT SERVICES, INC. Distributor (C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                           UG-02/788C-0896 M (10/96)